As filed with the Securities and Exchange Commission on May 7, 2007

Registration No. 333-141335

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 2

to

Form S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Renasant Corporation

(Exact name of registrant as specified in its charter)

Mississippi	64-0676974
(State or other jurisdiction of incorporation or organization)	I.R.S. Employer Identification Number

209 Troy Street

Tupelo, Mississippi 38804

(662) 680-1001

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

E. Robinson McGraw

Renasant Corporation

209 Troy Street

Tupelo, Mississippi 38804

(662) 680-1001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Mark A. Fullmer	Bob F. Thompson
Phelps Dunbar LLP	Bass, Berry & Sims PLC
365 Canal Street, Suite 2000	315 Deaderick Street, Suite 2700
New Orleans, Louisiana 70130	Nashville, Tennessee 37238
(504) 584-9324	(615) 742-6200

Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.     ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.     ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.     ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.     ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Renasant Corporation (the “Registrant”) is filing this Pre-Effective Amendment No. 2 to Form S-3 Registration Statement (Registration No. 333-141335) solely for the purpose of filing Exhibit 1.1 thereto. No changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus has been omitted from this filing.

Item 16. Exhibits.

Exhibit No.	Description of Exhibit

1.1	Form of Underwriting Agreement.

2.1	Agreement and Plan of Merger by and among Renasant Corporation, Renasant Bank, Capital Bancorp, Inc. and Capital Bank & Trust Company, dated as of February 5, 2007, as amended by Amendment Number One to Agreement and Plan of Merger dated March 2, 2007 (filed as exhibit 2.1 to the Registrant’s Form 8-K filed with the SEC on February 5, 2007 and, as to Amendment Number One, filed as exhibit 2.1 to the Registrant’s Form 8-K filed with the SEC on March 6, 2007, each of which is incorporated herein by reference). Pursuant to Item 601(b)(2) of Regulation S-K, the disclosure schedules to this agreement have been omitted from this filing. The Registrant agrees to furnish the SEC a copy of such schedules upon request.*

4.1	Articles of Incorporation of Renasant Corporation, as amended (filed as exhibit 3.1 to the Registrant’s Form 10-Q filed with the SEC on May 9, 2005 and incorporated herein by reference).*

4.2	Restated Bylaws of Renasant Corporation, as amended (filed as exhibit 3.2 to the Registrant’s Form 10-K filed with the SEC on March 7, 2007 and incorporated herein by reference).*

4.3	Specimen Common Stock Certificate.*

5.1	Opinion of Phelps Dunbar LLP.*

23.1	Consent of Horne LLP.*

23.2	Consent of Ernst & Young LLP.*

23.3	Consent of Porter Keadle Moore, LLP.*

23.4	Consent of Phelps Dunbar LLP (included in exhibit 5.1).*

24.1	Power of Attorney.*

*	Previously filed.

The Registrant does not have any long-term debt instruments under which securities are authorized exceeding 10% of the total assets of the Registrant and its subsidiaries on a consolidated basis. The Registrant will furnish to the SEC, upon its request, a copy of all long-term debt instruments.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tupelo, State of Mississippi, on this 7th day of May, 2007.

RENASANT CORPORATION

By:	/S/ E. ROBINSON MCGRAW
E. Robinson McGraw, Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ E. ROBINSON MCGRAW E. Robinson McGraw	Chairman of the Board, President and Chief Executive Officer and Director (Principal Executive Officer)	May 7, 2007

* Stuart R. Johnson	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	May 7, 2007

* William M. Beasley	Director	May 7, 2007

* George H. Booth, II	Director	May 7, 2007

* Frank B. Brooks	Director	May 7, 2007

* John M. Creekmore	Director	May 7, 2007

* Francis J. Cianciola	Executive Vice President and Director	May 7, 2007

* Marshall H. Dickerson	Director	May 7, 2007

* John T. Foy	Director	May 7, 2007

* Richard L. Heyer, Jr.	Director	May 7, 2007

S-1

Signature	Title	Date

* Neal A. Holland, Jr.	Director	May 7, 2007

* Harold B. Jeffreys	Director	May 7, 2007

* Jack C. Johnson	Director	May 7, 2007

* J. Niles McNeel	Director	May 7, 2007

* Theodore S. Moll	Director	May 7, 2007

* John W. Smith	Director	May 7, 2007

* H. Joe Trulove	Director	May 7, 2007

* J. Larry Young	Vice Chairman of the Board and Director	May 7, 2007

*By:	/S/ E. ROBINSON MCGRAW
E. Robinson McGraw Attorney-in-fact

S-2

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Form of Underwriting Agreement.

2.1	Agreement and Plan of Merger by and among Renasant Corporation, Renasant Bank, Capital Bancorp, Inc. and Capital Bank & Trust Company, dated as of February 5, 2007, as amended by Amendment Number One to Agreement and Plan of Merger dated March 2, 2007 (filed as exhibit 2.1 to the Registrant’s Form 8-K filed with the SEC on February 5, 2007 and, as to Amendment Number One, filed as exhibit 2.1 to the Registrant’s Form 8-K filed with the SEC on March 6, 2007, each of which is incorporated herein by reference). Pursuant to Item 601(b)(2) of Regulation S-K, the disclosure schedules to this agreement have been omitted from this filing. The Registrant agrees to furnish the SEC a copy of such schedules upon request.*

4.1	Articles of Incorporation of Renasant Corporation, as amended (filed as exhibit 3.1 to the Registrant’s Form 10-Q filed with the SEC on May 9, 2005 and incorporated herein by reference).*

4.2	Restated Bylaws of Renasant Corporation, as amended (filed as exhibit 3.2 to the Registrant’s Form 10-K filed with the SEC on March 7, 2007 and incorporated herein by reference).*

4.3	Specimen Common Stock Certificate.*

5.1	Opinion of Phelps Dunbar LLP.*

23.1	Consent of Horne LLP.*

23.2	Consent of Ernst & Young LLP.*

23.3	Consent of Porter Keadle Moore, LLP.*

23.4	Consent of Phelps Dunbar LLP (included in exhibit 5.1).*

24.1	Power of Attorney.*

*	Previously filed.